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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

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                                FORM 8-K/A


               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): October 28, 1994

                    McDonnell Douglas Corporation
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        (Exact Name of Registrant as Specified in its Charter)


   Maryland                       1-3685            43-0400674
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State or Other Jurisdiction     (Commission      (IRS Employer
of Incorporation)                File Number)    Identification No.)


Post Office Box 516, St. Louis, Missouri                63166-0516
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(Address of Principal Executive Offices)                (Zip Code)




Registrant's Telephone Number, including area code  (314) 232-0232
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         INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.  Other Events.

(a) Previously Reported - As previously reported in the Company's Current Report on Form 8-K dated October 28, 1994 (filed November 3, 1994), on October 28, 1994, the Company's Board of Directors authorized the amendment of the Rights Agreement, dated as of August 2, 1990, between the Company and First Chicago Trust Company of New York, as Rights Agent, ("the Rights Agreement") in order to: (1) change the Purchase Price (as defined in the Rights Amendment) from $200 to $125 after giving effect to the 3-for-1 stock split approved by the Board on October 28, 1994; and (2) extend the expiration of the Rights Agreement from August 2, 2000 to December 31, 2004.

As disclosed in the press release previously filed as an exhibit hereto, the Company's Board of Directors also took the following actions on October 28, 1994:

     1. declared a 3-for-1 stock split which will be implemented by a stock dividend of two shares for each share outstanding, payable on January 3, 1995 to shareholders of record on December 2, 1994;

     2. increased the quarterly dividend to 20 cents per share on a post-split basis, payable on January 3, 1995 to shareholders of record on December 2, 1994; and

     3. authorized the Company to repurchase up to 18 million shares on a post-split basis, or about 15 percent of its common stock, from time to time in the open market, through privately negotiated transactions or self-tender offers.

(b) Rule 416(b) Compliance - McDonnell Douglas Corporation ("MDC") is undertaking to meet the requirements of Rule 416(b) under the Securities Act of 1933 and Regulation S-K, Item 512(a) regarding its Registration Statements Nos. 33-50063, 2-76396, 33-50059, 33-40207, 33-11144, 2-64039,
33-13342, 33-50057, 33-50055, 33-40206, 33-50061, 33-26542 and 33-56129.
Under Rule 416(b), if additional securities are issued as a result of a stock split prior to completion of the distribution of the securities covered by a registration statement, the additional securities are covered by the registration statement, provided that the registration statement is amended. On January 3, 1995, the Company split its Common Stock 3-for-1 by paying a stock dividend to its shareholders of record on December 2, 1994.
















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Registration Statement No. 33-50063 (the "Salaried Savings Plan
Registration Statement") became effective on August 23, 1993 and registered 2,500,000 pre-split shares of Common Stock, Preferred Stock Purchase Rights attached to the Common Stock and an indeterminate amount of interests to be offered or sold pursuant to the Employee Savings Plan of McDonnell Douglas Corporation-Salaried Plan. Pursuant to Rule 416(b), the Salaried Savings Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.

Registration Statement No. 2-76396 (the "Component Plan Registration Statement") became effective on April 4, 1988 and registered the sale of 50,000 pre-split shares of Common Stock and an indeterminate amount of interests to be offered or sold pursuant to the Employee Savings Plan of McDonnell Douglas Corporation-Component Plan. Pursuant to Rule 416(b), the Component Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.

Registration Statement No. 33-50059 (the "1993 Subsidiary Thrift Plan Registration Statement") became effective on August 23, 1993 and registered the sale of 60,000 pre-split shares of Common Stock, Preferred Stock Purchase Rights attached to the Common Stock and an indeterminate amount of interests to be offered or sold pursuant to the Employee Thrift Plan of McDonnell Douglas Corporation-Subsidiary Plan. Pursuant to Rule 416(b), the 1993 Subsidiary Thrift Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.

Registration Statement No. 33-40207 (the "1991 Subsidiary Thrift Plan Registration Statement") became effective on April 29, 1991 and registered the sale of 11,000 pre-split shares of Common Stock, Preferred Stock Purchase Rights attached to the Common Stock and an indeterminate amount of interests to be offered or sold pursuant to the Employee Thrift Plan of McDonnell Douglas Corporation-Subsidiary Plan. Pursuant to Rule 416(b) the 1991 Subsidiary Thrift Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.

Registration Statement No. 33-11144 (the "Hourly Thrift Plan Registration Statement") became effective on January 26, 1987 and registered the sale of 10,000 pre-split shares of Common Stock and an indeterminate amount of interests to be offered or sold pursuant to the Employee Thrift Plan of McDonnell Douglas Corporation-Hourly Plan. Pursuant to Rule 416(b), the Hourly Thrift Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.











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Registration Statement Nos. 2-64039 and 33-13342 (the "Incentive Award Plan
Registration Statements") registered the sale of 2,000,000 pre-split shares of Common Stock and Preferred Stock Purchase Rights to be offered or sold pursuant to the McDonnell Douglas Corporation Incentive Award Plan, Incentive Compensation Plan and Non-Qualified Stock Option Plan. Pursuant to Rule 416(b) the Incentive Award Plan Registration Statements are deemed to cover the additional shares of Common Stock and Preferred Stock Purchase Rights that are issuable as a result of the stock split.

Registration Statement No. 33-50057 (the "Hourly West Investment Plan Registration Statement") became effective on August 23, 1993 and registered the sale of 250,000 pre-split shares of Common Stock, Preferred Stock Purchase Rights and an indeterminate amount of interests to be offered or sold pursuant to the Employee Investment Plan of McDonnell Douglas Corporation-Hourly West Plan. Pursuant to Rule 416(b), the Hourly West Investment Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.

Registration Statement No. 33-50055 (the "1993 Hourly East Investment Plan Registration Statement") became effective on August 23, 1993 and registered the sale of 150,000 pre-split shares of Common Stock, Preferred Stock Purchase Rights and an indeterminate amount of interests to be offered or sold pursuant to the Employee Investment Plan of McDonnell Douglas Corporation-Hourly East Plan. Pursuant to Rule 416(b), the 1993 Hourly East Investment Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.

Registration Statement No. 33-40206 (the "1991 Hourly East Investment Plan Registration Statement") became effective on April 29, 1991 and registered the sale of 510,000 pre-split shares of Common Stock, Preferred Stock Purchase Rights and an indeterminate amount of interests to be offered or sold pursuant to the Employee Investment Plan of McDonnell Douglas Corporation-Hourly East Plan. Pursuant to Rule 416(b), the 1991 Hourly East Investment Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.

Registration Statement No. 33-50061 (the "1993 Helicopter Savings Plan Registration Statement") became effective on August 23, 1993 and registered the sale of 25,000 pre-split shares of Common Stock, Preferred Stock Purchase Rights and an indeterminate amount of interests to be offered or sold pursuant to the McDonnell Douglas Helicopter Company Savings Plan for Hourly Employees. Pursuant to Rule 416(b), the 1993 Helicopter Saving Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.










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Registration Statement No. 33-26542 (the "1989 Helicopter Savings Plan
Registration Statement") became effective on January 13, 1989 and registered the sale of 55,000 pre-split shares of Common Stock and an indeterminate amount of interests to be offered or sold pursuant to the McDonnell Douglas Helicopter Company Savings Plan for Hourly Employees. Pursuant to Rule 416(b), the 1989 Helicopter Savings Plan Registration Statement is deemed to cover the additional shares of Common Stock, Preferred Stock Purchase Rights and interests in the plan that are issuable as a result of the stock split.

Registration Statement No. 33-56129 (the "Performance and Equity Incentive Plan Registration Statement") became effective on October 21, 1994 and registered the sale of 500,000 pre-split shares of Common Stock and Preferred Stock Purchase Rights attached to the Common Stock to be offered or sold pursuant to the McDonnell Douglas Corporation 1994 Performance and Equity Incentive Plan. The number of shares registered under the Performance and Equity Incentive Plan Registration Statement has automatically increased under Rule 416(a) pursuant to antidilution provisions.




                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             MCDONNELL DOUGLAS CORPORATION



October 9, 1995           By:  /s/ F. Mark Kuhlmann
  (Date)                     ---------------------------------
                               F. Mark Kuhlmann
                               Senior Vice President-
                               Administration and General Counsel